Exhibit 99.1

Akers Biosciences, Inc. Provides Notice of Proposed Settlement of Derivative Litigation

Thorofare, New Jersey, January 17, 2020/ — Akers Biosciences, Inc. (the “Company”) (NASDAQ: AKER), a developer of rapid health information technologies, today announced that it reached a settlement agreement to settle two shareholder derivative actions: Watts v. Gormally, et al., No. 2:18-15992 (D.N.J.) and Chan v. Gormally, et al., No. 2:19-cv-4989 (D.N.J.). As previously reported, on October 2, 2019, the plaintiffs filed a motion for preliminary approval of the settlement. On January 8, 2020, the court entered an order that, among other things, granted preliminary approval of the settlement, approved the form and content of the parties’ proposed notice of the settlement, directed the Company to issue a press release containing the information in that notice by today, and scheduled a hearing on May 28, 2020 to consider final approval of the settlement. Accordingly, below are the contents of the court-approved notice of the proposed settlement.

About Akers Biosciences Inc.

Akers Biosciences, Inc. develops, manufactures, and supplies rapid, point of care screening and testing products designed to bring health related information directly to the patient or clinician in a timely and cost-efficient manner.

Forward-Looking Statements

Statements in this press release relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include the need for additional financing, and any risks detailed from time to time in Akers’ reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements may be identified by terms such as “may,” “will,” “expects,” “plans,” “intends,” “estimates,” “potential,” or “continue,” or similar terms or the negative of these terms. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. The Company does not have any obligation to update these forward-looking statements other than as required by law.

Additional information on the company and its products can be found at www.akersbio.com.

Contact:

Investor Relations:	Hayden IR
Brett Mass, Managing Partner
Phone: (646) 536-7331
Email: brett@haydenir.com
www.haydenir.com

Case 2:18-cv-15992-ES-CLW Document 40-1 Filed 10/02/19 Page 42 of 59 PageID: 589

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

CALE WATTS, derivatively on behalf of AKERS BIOSCIENCES, INC., Plaintiff, vs. JOHN J. GORMALLY, GARY M. RAUCH, RAYMOND F. AKERS, JR., BILL J. WHITE, RICHARD C. TARBOX III, and CHRISTOPHER C. SHREIBER, Defendants, and AKERS BIOSCIENCES, INC., Nominal Defendant.	Case No.: 2:18-cv-15992 **EXHIBIT B** **NOTICE OF SETTLEMENT TO CURRENT AKERS STOCKHOLDERS**

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO: **ALL OWNERS OF AKERS BIOSCIENCES, INC. ("AKERS" OR THE "COMPANY") COMMON STOCK (TICKER SYMBOL: AKER) AS OF OCTOBER 1, 2019, WHO CONTINUE TO OWN SUCH SHARES ("CURRENT AKERS STOCKHOLDERS").**

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTIONS, STOCKHOLDERS OF AKERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

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PLEASE TAKE NOTICE that this action is being settled on the terms in an Amended Stipulation and Agreement of Settlement, dated October 1, 2019 (the "Stipulation"). The purpose of this Notice is to inform you of:

- the existence of the above-captioned derivative action ("Derivative Action") and a substantially similar related derivative action captioned, *Chan, et al. v. Gormally, et al.*, Case No. 2:19-cv-4989 (D.N.J.) (the "Chan Action") (together, the "Derivative Actions"),
- the proposed settlement between the Plaintiffs[1] and the Defendants reached in the Derivative Actions (the "Settlement"),
- the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,
- Plaintiffs' Counsel's application for fees and expenses, and
- Plaintiffs' Service Awards.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs' claims or the Defendants' defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement.

<u>Summary</u>

On October 1, 2019, Plaintiffs Cale Watts, Tiffany Chan, Jasmine Henderson, and Don Danesh Wijesekera ("Plaintiffs"), Akers, in its capacity as a nominal defendant, and defendants John J. Gormally, Gary M. Rauch, Bill J. White, Richard C. Tarbox III, Christopher C. Schreiber, Robert E. Andrews, Raza Bokhari, and Joshua Silverman, Raymond F. Akers, Jr., Thomas Knox, and Brandon Knox, current and/or former officers or members of Akers' Board of Directors, entered into the Stipulation in the above-captioned action filed derivatively on behalf of Akers, in the United States District Court for the District of New Jersey (the "Court") against the Individual Defendants.[2] The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to adopt certain corporate governance measures and procedures, as outlined in Exhibit A to the Stipulation, and provides that the Akers Defendants shall cause their insurer to pay a Fee and Expense Award to Plaintiffs' Counsel of three hundred twenty-five thousand dollars ($325,000.00) and Service Awards to Plaintiffs of one thousand five hundred dollars ($1,500.00) each to be paid from the Fee and Expense Award.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Company's website, http://www.akersbio.com/, contact counsel for Plaintiff Watts

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[1] All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

[2] Robert E. Andrews, Raza Bokhari, Joshua Silverman, Thomas Knox, and Brandon Knox are named as defendants only in the Chan Action.

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("Plaintiff's Counsel") at the address listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Actions are brought derivatively on behalf of Akers and allege that the Individual Defendants breached their fiduciary duties by making and/or causing Akers to make false and misleading statements of material fact to the investing public and failing to maintain internal controls at Akers.

Why is there a Settlement?

The Court has not decided in favor of the Defendants or the Plaintiffs. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the corporate governance reforms that the Company will adopt as part of the Settlement, provides a substantial benefit to, and is in the best interests of, Akers and its stockholders.

The Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Actions. The Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Akers and Akers' stockholders. The Defendants assert that they have meritorious defenses to the claims in the Derivative Actions. Nonetheless, the Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On January 8, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the "Preliminary Approval Order") and providing for the notice of the Settlement to be made to Current Akers stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the "Settlement Hearing") on May 28, 2020 at 11:30 a.m. before the Honorable Esther Salas, U.S. District Court, District of New Jersey, Courtroom MLK 5A, located at the Martin Luther King Building and United States Courthouse, 50 Walnut Street, Newark, New Jersey 07101, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiffs' Counsel of attorneys' fees and the reimbursement of expenses; (v) consider the Service Awards to Plaintiffs, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current Akers Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys' fees and expenses, may file a with the Court a written objection. An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve

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upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection; (b) proof of ownership of Akers common stock as of October 1, 2019 and through the date of the Settlement Hearing, including the number of shares of Akers common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if intending to appear and requesting to be heard at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN May 14, 2020 . The Clerk's address is:

Clerk of the Court
U.S. DISTRICT COURT, DISTRICT OF NEW JERSEY
Courtroom MLK 5A
50 Walnut Street
Newark, NJ 07101

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF'S COUNSEL AND AKERS DEFENDANTS' COUNSEL SO THEY ARE RECEIVED NO LATER THAN May 14, 2020 . Counsel's addresses are:

Counsel for Plaintiff:
Timothy Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Counsel for the Akers Defendants:
Caryn Schechtman
DLA Piper LLP (US)
1251 Avenue of the Americas
27th Floor
New York, NY 10020

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing. Any Akers stockholder who does not timely file and serve a written objection

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complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector's expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current Akers Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.

If you held Akers common stock as of October 1, 2019 and continue to hold such stock, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting counsel for Plaintiff at: Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net. **Please Do Not Call the Court or Defendants with Questions About the Settlement.**

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